															Exhibit 99.1
				Monthly Volume Summary: March 2013 (unaudited & subject to change) (dollars in millions)
TABLE 1 – TOTAL MORTGAGE PORTFOLIO [1,2]

March 2013 Highlights:

„  The total mortgage portfolio increased at an annualized rate of 4.0% in March.

„  Single-family refinance-loan purchase and guarantee volume was $41.8 billion in March, representing

      80% of total mortgage portfolio purchases or issuances. Relief refinance mortgages comprised approximately 28% of our total refinance volume during March 2013 based on unpaid principal balance (UPB).

„  Total number of loan modifications were 6,511 in March 2013 and 20,613 for the three months ended

      March 31, 2013.

„  The aggregate UPB of our mortgage-related investments portfolio decreased by approximately

      $8.6 billion in March.

„  Freddie Mac mortgage-related securities and other guarantee commitments increased at an annualized rate of 8.9% in March.

„  Our single-family seriously delinquent rate decreased from 3.15% in February to 3.03% in March.

      Our multifamily delinquency rate remained flat at 0.16% in March.

„  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $301 million in March. Duration gap averaged 0 months.

„  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac.

	Purchases or Issuances [3]	Sales [4]	Liquidations	Net Increase/ (Decrease)	Ending Balance		Annualized Growth Rate		Annualized Liquidation Rate
Mar 2012	$40,914	($518)	($45,306)	($4,910)	$2,056,501		(2.9%	)	26.4%
Apr	23,623	(411)	(47,361)	(24,149)	2,032,352		(14.1%	)	27.6%
May	29,654	(255)	(45,398)	(15,999)	2,016,353		(9.4%	)	26.8%
Jun	42,034	(398)	(45,765)	(4,129)	2,012,224		(2.5%	)	27.2%
Jul	31,486	(261)	(45,821)	(14,596)	1,997,628		(8.7%	)	27.3%
Aug	40,253	(330)	(49,016)	(9,093)	1,988,535		(5.5%	)	29.4%
Sep	37,918	(330)	(53,218)	(15,630)	1,972,905		(9.4%	)	32.1%
Oct	48,449	(380)	(49,397)	(1,328)	1,971,577		(0.8%	)	30.0%
Nov	60,230	(527)	(53,767)	5,936	1,977,513		3.6%		32.7%
Dec	31,288	(449)	(52,076)	(21,237)	1,956,276		(12.9%	)	31.6%

Full-Year 2012	455,799	(5,312)	(569,605)	(119,118)	1,956,276		(5.7%	)	27.4%
Jan 2013	43,119	(293)	(50,710)	(7,884)	1,948,392		(4.8%	)	31.1%
Feb	42,850	(559)	(48,959)	(6,668)	1,941,724		(4.1%	)	30.2%
Mar	52,009	(617)	(44,853)	6,539	1,948,263		4.0%		27.7%

YTD 2013	$137,978	($1,469)	($144,522)	($8,013)	$1,948,263		(1.6%	)	29.6%

TABLE 2 – MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]												TABLE 3 – MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]
	Purchases [5]	Sales [6]	Liquidations	Ending Balance	Annualized Growth Rate		Annualized Liquidation Rate		Mortgage Purchase Agreements [7]	Mortgage Sale Agreements [8]	Net Purchase (Sale) Agreements [9]		PCs, REMICs and Other Structured Securities	Non-Freddie Mac Mortgage-Related Securities		Mortgage Loans	Ending Balance
														Agency	Non-Agency

Mar 2012	$10,779	($9,631)	($10,669)	$618,298	(18.2%	)	20.4%		$9,958	($21,009)	($11,051)	Mar 2012	$201,746	$30,249	$138,318	$247,985	$618,298
Apr	12,154	(18,412)	(10,556)	601,484	(32.6%	)	20.5%		10,939	(11,699)	(760)	Apr	196,514	29,552	136,923	238,495	601,484
May	10,301	(9,057)	(10,782)	591,946	(19.0%	)	21.5%		10,028	(10,850)	(822)	May	189,767	28,838	135,490	237,851	591,946
Jun	9,970	(9,214)	(11,423)	581,279	(21.6%	)	23.2%		11,416	(9,509)	1,907	Jun	186,991	28,069	134,107	232,112	581,279
Jul	11,116	(5,214)	(10,865)	576,316	(10.2%	)	22.4%		13,149	(8,723)	4,426	Jul	188,897	27,303	132,731	227,385	576,316
Aug	12,620	(4,098)	(11,476)	573,362	(6.2%	)	23.9%		12,098	(2,062)	10,036	Aug	190,454	26,565	131,154	225,189	573,362
Sep	11,529	(5,953)	(10,972)	567,966	(11.3%	)	23.0%		12,406	(10,748)	1,658	Sep	186,727	25,816	129,723	225,700	567,966
Oct	18,118	(5,528)	(11,496)	569,060	2.3%		24.3%		23,131	(19,798)	3,333	Oct	189,554	25,217	128,409	225,880	569,060
Nov	16,253	(10,574)	(11,629)	563,110	(12.5%	)	24.5%		26,711	(21,667)	5,044	Nov	187,905	24,412	127,046	223,747	563,110
Dec	17,360	(10,967)	(11,959)	557,544	(11.9%	)	25.5%		18,041	(15,018)	3,023	Dec	186,763	23,774	125,694	221,313	557,544

Full-Year 2012	151,476	(115,175)	(132,070)	557,544	(14.7%	)	20.2%		164,810	(152,969)	11,841	Full-Year 2012	186,763	23,774	125,694	221,313	557,544

Jan 2013	15,075	(11,651)	(10,926)	550,042	(16.1%	)	23.5%		19,030	(17,074)	1,956	Jan 2013	183,841	23,026	124,169	219,006	550,042
Feb	13,939	(10,672)	(10,575)	542,734	(15.9%	)	23.1%		19,689	(15,570)	4,119	Feb	182,034	22,122	122,952	215,626	542,734
Mar	13,568	(12,048)	(10,104)	534,150	(19.0%	)	22.3%		17,000	(12,297)	4,703	Mar	178,659	21,482	121,500	212,509	534,150

YTD 2013	$42,582	($34,371)	($31,605)	$534,150	(16.8%	)	22.7%		$55,719	($44,941)	$10,778	YTD 2013	$178,659	$21,482	$121,500	$212,509	$534,150

Please see Endnotes on page 3.

TABLE 4 – FREDDIE MAC MORTGAGE-RELATED SECURITIES AND OTHER GUARANTEE COMMITMENTS [1,10]							TABLE 5 – OTHER DEBT ACTIVITIES [13]
								Original Maturity ≤ 1 Year	Original Maturity > 1 Year
	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Mar 2012	$42,470	($42,213)	$257	$1,639,949	0.2%	30.9%	Mar 2012	$134,865	$14,064	($37,836)	($550)	($5)	$494,455	$629,320
Apr	31,972	(44,539)	(12,567)	1,627,382	(9.2%)	32.6%	Apr	127,539	3,837	(17,184)	(50)	(7)	481,051	608,590
May	28,879	(42,087)	(13,208)	1,614,174	(9.7%)	31.0%	May	125,776	7,899	(15,799)	—	(77)	473,074	598,850
Jun	45,760	(41,998)	3,762	1,617,936	2.8%	31.2%	Jun	130,144	7,716	(21,282)	—	29	459,537	589,681
Jul	34,653	(42,380)	(7,727)	1,610,209	(5.7%)	31.4%	Jul	125,018	13,463	(16,106)	—	(33)	456,861	581,879
Aug	40,176	(44,758)	(4,582)	1,605,627	(3.4%)	33.4%	Aug	124,911	14,536	(22,298)	—	26	449,125	574,036
Sep	35,929	(49,890)	(13,961)	1,591,666	(10.4%)	37.3%	Sep	122,254	8,027	(9,109)	—	23	448,066	570,320
Oct	45,222	(44,817)	405	1,592,071	0.3%	33.8%	Oct	110,548	14,008	(11,203)	(92)	8	450,787	561,335
Nov	59,941	(49,704)	10,237	1,602,308	7.7%	37.5%	Nov	111,392	15,354	(18,090)	—	4	448,055	559,447
Dec	30,146	(46,959)	(16,813)	1,585,495	(12.6%)	35.2%	Dec	117,930	10,204	(23,733)	—	16	434,542	552,472

Full-Year 2012	466,479	(526,732)	(60,253)	1,585,495	(3.7%)	32.0%	Full-Year 2012	117,930	164,746	(241,244)	(1,839)	8	434,542	552,472

Jan 2013	43,379	(46,683)	(3,304)	1,582,191	(2.5%)	35.3%	Jan 2013	118,081	13,625	(23,961)	—	23	424,229	542,310
Feb	44,001	(45,168)	(1,167)	1,581,024	(0.9%)	34.3%	Feb	116,193	7,075	(15,021)	—	(19)	416,264	532,457
Mar	53,123	(41,375)	11,748	1,592,772	8.9%	31.4%	Mar	124,325	9,600	(15,366)	(197)	(9)	410,292	534,617

YTD 2013	$140,503	($133,226)	$7,277	$1,592,772	1.8%	33.6%	YTD 2013	$124,325	$30,300	($54,348)	($197)	($5)	$410,292	$534,617

TABLE 6 – DELINQUENCIES – TOTAL [14]					TABLE 7 – OTHER INVESTMENTS [16]		TABLE 8 – INTEREST-RATE RISK SENSITIVITY DISCLOSURES [17]
	Single-Family [15]			Multifamily				Portfolio Market Value-Level (PMVS-L) (50 bp) (dollars in millions)		Portfolio Market Value-Yield Curve (PMVS-YC) (25 bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)
	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Mar 2012	2.80%	8.02%	3.51%	0.23%	Mar 2012	$59,738	Mar 2012	$233	$223	$17	$16	0	0
Apr	2.81%	7.99%	3.51%	0.25%	Apr	56,734	Apr	205	—	18	—	0	—
May	2.80%	7.99%	3.50%	0.26%	May	59,329	May	148	—	23	—	0	—
Jun	2.76%	7.85%	3.45%	0.27%	Jun	60,756	Jun	115	156	14	18	0	0
Jul	2.75%	7.75%	3.42%	0.29%	Jul	59,052	Jul	33	—	21	—	0	—
Aug	2.70%	7.64%	3.36%	0.29%	Aug	55,246	Aug	253	—	60	—	(1)	—
Sep	2.71%	7.62%	3.37%	0.27%	Sep	55,997	Sep	371	215	77	52	(1)	(1)
Oct	2.67%	7.47%	3.31%	0.24%	Oct	45,205	Oct	204	—	84	—	0	—
Nov	2.63%	7.31%	3.25%	0.24%	Nov	50,487	Nov	205	—	20	—	(1)	—
Dec	2.66%	7.34%	3.25%	0.19%	Dec	47,338	Dec	363	256	67	58	0	0

					Full-Year 2012	47,338	Full-Year 2012	212	—	36	—	0	—

Jan 2013	2.62%	7.21%	3.20%	0.18%	Jan 2013	46,543	Jan 2013	203	—	35	—	0	—
Feb	2.58%	7.04%	3.15%	0.16%	Feb	44,796	Feb	255	—	15	—	0	—
Mar	2.49%	6.74%	3.03%	0.16%	Mar	51,596	Mar	301	252	15	22	0	0

					YTD 2013	$51,596	YTD 2013	$252	—	$22	—	0	—

Please see Endnotes on page 3.

ENDNOTES

(1)	The activity and balances set forth in these tables represent UPB, and exclude interest-only loans, mortgage loans and mortgage-related securities traded, but not yet settled. For Freddie Mac mortgage-related securities, the balance reflects security balances based on the monthly PC factor report. Freddie Mac mortgage-related securities include PCs, REMICs and Other Structured Securities, and Other Guarantee Transactions. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, the information in this monthly volume summary is presented without giving effect to those changes.

(2)	Total mortgage portfolio (Table 1) is defined as Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).

(3)	Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through our guarantor swap program, issuances of other guarantee commitments and purchases of non-Freddie Mac mortgage-related securities.

(4)	Includes sales of non-Freddie Mac mortgage-related securities and sales of multifamily mortgage loans.

(5)	Includes cash purchases of single-family and multifamily mortgage loans, purchases of Freddie Mac and non-Freddie Mac mortgage-related securities, and additions for seriously delinquent, modified, and balloon/reset mortgage loans purchased out of PC pools. Purchases of Freddie Mac mortgage-related securities into the mortgage-related investments portfolio totaled $1,660 million (based on UPB) during March 2013.

(6)	Includes sales of Freddie Mac mortgage-related securities (including sales to third parties from the securitization of previously purchased single-family and multifamily mortgage loans), sales of non-Freddie Mac mortgage-related securities and sales of multifamily mortgage loans.

(7)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Our purchase commitments may settle during the same month in which we have entered into the related commitment.

(8)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Our sales commitments may settle during the same month in which we have entered into the related commitment.

(9)	As of March 31, 2013, we had net unsettled purchase (sale) agreements of approximately $4,832 million. The ending balance of our mortgage-related investments portfolio as of March 31, 2013 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after March 31, 2013 would have been $539 billion.

(10)	Includes other guarantee commitments, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes any resecuritization activity. Notional balances of interest-only strips are excluded because this table is based on UPB.

(11)	Represents principal repayments relating to loans underlying Freddie Mac mortgage-related securities and other guarantee commitments. Also includes our purchases of seriously delinquent and modified mortgage loans and balloon/reset mortgage loans out of PC pools.

(12)	The ending balance of Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) differs from the balance of Freddie Mac mortgage-related securities in our annual report on Form 10-K dated February 28, 2013 because Table 4 includes other guarantee commitments described in Endnote 10.

(13)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.

(14)	Single-family serious delinquency rate information is based on the number of loans that are three monthly payments or more past due or in the process of foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in the process of foreclosure as of period end. Mortgage loans whose contractual terms have been modified under an agreement with the borrower are not counted as delinquent if the borrower is current under the modified terms. Delinquency rates presented in Table 6 include mortgage loans underlying Other Guarantee Transactions, but exclude financial guarantees that are backed by either HFA bonds or Ginnie Mae Certificates. For HAMP or non-HAMP standard modifications, we include loans in the trial period as seriously delinquent in our statistical reporting, which results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate.

(15)	On a monthly basis, Freddie Mac publishes pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company’s Web site, www.FreddieMac.com/mbs. These monthly disclosures include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the monthly disclosures include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. Generally, we purchase these delinquent loans, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or are paid in full by the borrower before such date. As of March 31, 2013, there were approximately $1.5 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools.

(16)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.

(17)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.

The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (571) 382-4732 or writing to:

1551 Park Run Drive, MS D5F,

McLean, VA 22102-3110

or sending an email to shareholder@freddiemac.com.

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